Exhibit 10.1
                                                   Pittway Corporation
                                                   March 31, 1999
                                                   Form 10-Q


                                AMENDMENT
                                   TO
                           EMPLOYMENT AGREEMENT

          AMENDMENT made as of March 18, 1999 between Pittway
Corporation, a Delaware corporation (the "Company"), and Paul R.
Gauvreau ("Executive").

          The Company and Executive are parties to an Employment
Agreement made as of January 1, 1998 (the "Existing Employment
Agreement"). The Company and Executive desire to amend the Existing Employment Agreement.

          Accordingly, the Company (pursuant to authorization from the Compensation Committee of its Board of Directors) and Executive agree as follows:

          Clause (iii) of paragraph 3(g) of the Existing Employment Agreement is amended and restated to read as follows:

    (iii) participation in the Pittway Corporation Supplemental
Executive Retirement Plan effective January 1, 1996 (the "SERP"), a copy of which, as currently in effect, is attached hereto as Exhibit A, with the beginning date for accrual of a benefit being January 1, 1995.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                                         PITTWAY CORPORATION
                                         By  /s/ King Harris
                                         Its  President

                                          /s/ Paul R. Gauvreau
                                         PAUL R. GAUVREAU